Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PSQ Holdings, Inc. (the “Company”) on Form 10-Q for the Quarterly period ended September 30, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Bradley Searle, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2023	By:	/s/ Bradley Searle
Bradley Searle
Chief Financial Officer
(Principal Financial and Accounting Officer)